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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): November 3, 2003


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
        ST. LOUIS, MISSOURI                               63144
(Address of principal executive offices)               (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)



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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On November 3, 2003, K-V Pharmaceutical Company issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as
Exhibit 99. The information furnished in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. K-V Pharmaceutical Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 5, 2003

                                        K-V PHARMACEUTICAL COMPANY



                                        By:  /s/ Richard H. Chibnall
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                                           Richard H. Chibnall
                                           Vice President, Finance




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